Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Current Report of Innovate Oncology, Inc. (the “Company”) on Form 10-KSB as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Nigel J. Rulewski, Chief Executive Officer of Innovate Oncology, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Nigel J. Rulewski
Nigel J. Rulewski
Chief Executive Officer
May 5, 2005

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